PREFERRED STOCK	12 Months Ended
Dec. 31, 2010
PREFERRED STOCK.
PREFERRED STOCK

NOTE 17. PREFERRED STOCK

          Holdings is authorized to issue up to 30.5 million shares of 10% Series A Cumulative Preferred Stock, ("Series A Preferred Stock"), par value $0.001 and has 29.9 million shares outstanding at December 31, 2010. The Series A Preferred Stock ranks, with respect to dividend distributions, senior to any other class of Common Stock or preferred stock created after the Series A Preferred Stock. Dividends are compounded quarterly on March 31, June 30, September 30, and December 31 of each year. Holders of the Series A Preferred Stock do not have the right to require the Company to redeem all or a portion of their Series A Preferred Stock. The Series A Preferred Stock upon a liquidation event are required to be paid at 100% of their purchase price, plus any unpaid accumulated dividends. At December 31, 2010, $68.3 million in unpaid dividends had been accrued.

          As of December 31, 2010 none of the Series A Preferred Stock has been redeemed. The Series A preferred stock must be redeemed upon a liquidation event, defined as any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Company, upon a change of control of the company, or upon the consummation of an initial public offering of the Company, as defined in the Certificate of Designation of the stock.